Exhibit 10.1
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                                     [LOGO]
                               SILICON VALLEY BANK
                                3003 Tasman Drive
                             Santa Clara, Ca. 95054
                       (408) 654-1000 - Fax (408) 980-6410

                     ACCOUNTS RECEIVABLE PURCHASE AGREEMENT

         This Accounts Receivable Purchase Agreement (the "Agreement") is made as of the Effective Date by and between SILICON VALLEY BANK ("Buyer") having a place of business at the address specified above and RETURN ON INVESTMENT CORPORATION, a Delaware corporation, having its principal place of business and chief executive office at 1825 Barrett Lakes Blvd., Suite 260, Kennesaw, GA 30144 and with a FAX number of (770) 517-4760 ("ROI") and its wholly-owned subsidiary, GO SOFTWARE, INC., a Georgia Corporation, having its principal place of business and chief executive office at 5000 Business Center Drive, Suite 1000, Savannah, GA 31405 and with a FAX number of (912) 527-4531 (each a "Seller and, collectively, the "Sellers").

1. DEFINITIONS. When used herein, the following terms shall have the following meanings.

         "Account Balance" shall mean, on any given day, the gross amount of all Purchased Receivables unpaid on that day.

         "Account Debtor" shall have the meaning set forth in the California Uniform Commercial Code and shall include any person liable on any Purchased Receivable, including without limitation, any guarantor of the Purchased Receivable and any issuer of a letter of credit or banker's acceptance.

         "Adjustments" shall mean all discounts, allowances, returns, disputes, counterclaims, offsets, defenses, rights of recoupment, rights of return, warranty claims, or short payments, asserted by or on behalf of any Account Debtor with respect to any Purchased Receivable.

         "Administrative Fee" shall have the meaning as set forth in Section 3.3 hereof.

         "Advance" shall have the meaning set forth in Section 2.2 hereof.

         "Collateral" shall have the meaning set forth in Section 8 hereof.

         "Collections" shall mean all good funds received by Buyer from or on behalf of an Account Debtor with respect to Purchased Receivables.

         "Compliance Certificate" shall mean a certificate, in a form provided by Buyer to each Seller, which contains the certification of the chief financial officer of each Seller that, among other things, the representations and warranties set forth in this Agreement are true and correct as of the date such certificate is delivered.

         "Due Diligence Fee" shall have the meaning set forth in Section 3.7 hereof.

         "Effective Date" is the date Buyer executes this Agreement.

         "Event of Default" shall have the meaning set forth in Section 9 hereof.

         "Facility Fee" shall have the meaning set forth in Section 3.6 hereof.

         "Finance Charges" shall have the meaning set forth in Section 3.2 hereof.

         "Invoice Transmittal" shall mean a writing signed by an authorized representative of a Seller which accurately identifies the receivables which Buyer, at its election, may purchase, and includes for each such receivable the correct amount owed by the Account Debtor, the name and address of the Account Debtor, the invoice number, the invoice date and the account code.


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

         "Obligations" shall mean all advances, financial accommodations, liabilities, obligations, covenants and duties owing, arising, due or payable by Sellers to Buyer of any kind or nature, present or future, arising under or in connection with this Agreement or under any other document, instrument or agreement, whether or not evidenced by any note, guarantee or other instrument, whether arising on account or by overdraft, whether direct or indirect (including those acquired by assignment) absolute or contingent, primary or secondary, due or to become due, now owing or hereafter arising, and however acquired; including, without limitation, all Advances, Finance Charges, Administrative Fees, interest, Repurchase Amounts, fees, expenses, professional fees and attorneys' fees and any other sums chargeable to Sellers hereunder or otherwise.

         "Purchased Receivables" shall mean all those accounts, receivables, chattel paper, instruments, contract rights, documents, general intangibles, letters of credit, drafts, bankers acceptances, and rights to payment, and all proceeds thereof (all of the foregoing being referred to as "receivables"), arising out of the invoices and other agreements identified on or delivered with any Invoice Transmittal delivered by Sellers to Buyer which Buyer elects to purchase and for which Buyer makes an Advance.

         "Refund" shall have the meaning set forth in Section 3.5 hereof.

         "Reserve" shall have the meaning set forth in Section 2.4 hereof.

         "Repurchase Amount" shall have the meaning set forth in Section 4.2 hereof.

         "Reconciliation Date" shall mean the last calendar day of each Reconciliation Period.

         "Reconciliation Period" shall mean each calendar month of every year.

2.       PURCHASE AND SALE OF RECEIVABLES.

         2.1. OFFER TO SELL RECEIVABLES. During the term hereof, and provided that there does not then exist any Event of Default or any event that with notice, lapse of time or otherwise would constitute an Event of Default, Sellers may request that Buyer purchase receivables and Buyer may, in its sole discretion, elect to purchase receivables. The requesting Seller shall deliver to Buyer an Invoice Transmittal with respect to any receivable for which a request for purchase is made. An authorized representative of a requesting Seller shall sign each Invoice Transmittal delivered to Buyer. Buyer shall be entitled to rely on all the information provided by each Seller to Buyer on or with an Invoice Transmittal and to rely on the signature on any Invoice Transmittal as an authorized signature of such Seller. Notwithstanding anything to the contrary herein, in no event shall Buyer purchase a receivable from a Seller that is less than $1,500.00.

         2.2. ACCEPTANCE OF RECEIVABLES. Buyer shall have no obligation to purchase any receivable listed on an Invoice Transmittal. Buyer may exercise its sole discretion in approving the credit of each Account Debtor before buying any receivable. Upon acceptance by Buyer of all or any of the receivables described on any Invoice Transmittal, Buyer shall pay to the applicable Seller eighty percent (80%) of the face amount of each receivable Buyer desires to purchase, net of deferred revenue and offsets related to each specific Account Debtor. Such payment shall be the "Advance" with respect to such receivable. Buyer may, from time to time, in its sole discretion, change the percentage of the Advance. Upon Buyer's acceptance of the receivable and payment to Seller of the Advance, the receivable shall become a "Purchased Receivable." It shall be a condition to each Advance that (i) all of the representations and warranties set forth in
Section 6 of this Agreement be true and correct on and as of the date of the related Invoice Transmittal and on and as of the date of such Advance as though made at and as of each such date, and (ii) no Event of Default or any event or condition that with notice, lapse of time or otherwise would constitute an Event of Default shall have occurred and be continuing, or would result from such Advance. Notwithstanding the foregoing, in no event shall the aggregate amount of all Purchased Receivables outstanding at any time (for both Sellers combined) exceed FIVE HUNDRED THOUSAND and NO/100 Dollars ($500,000.00).

         2.3. EFFECTIVENESS OF SALE TO BUYER. Effective upon Buyer's payment of an Advance, and for and in consideration therefor and in consideration of the covenants of this Agreement, each Seller hereby absolutely sells, transfers and assigns to Buyer, all of such Seller's right, title and interest in and to each Purchased Receivable and all monies due or which may become due on or with respect to such Purchased Receivable. Buyer shall be the absolute owner of each Purchased Receivable. Buyer shall have, with respect to any goods related to the Purchased Receivable, all the rights and remedies of an unpaid seller under the California Uniform Commercial


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

Code and other applicable law, including the rights of replevin, claim and delivery, reclamation and stoppage in transit.

         2.4. ESTABLISHMENT OF A RESERVE. Upon the purchase by Buyer of each Purchased Receivable, Buyer shall establish a reserve. The reserve shall be the amount by which the face amount of the Purchased Receivable exceeds the Advance on that Purchased Receivable (the "Reserve"); provided, the Reserve with respect to all Purchased Receivables outstanding at any one time shall be an amount not less than twenty percent (20%) of the Account Balance at that time and may be set at a higher percentage at Buyer's sole discretion. The reserve shall be a book balance maintained on the records of Buyer and shall not be a segregated fund.

3.       COLLECTIONS, CHARGES AND REMITTANCES.

         3.1. COLLECTIONS. Upon receipt by Buyer of Collections, Buyer shall promptly credit such Collections to the applicable Seller's Account Balance on a daily basis; provided, that if any Seller is in default under this Agreement, Buyer shall apply all Collections to each Seller's Obligations hereunder in such order and manner as Buyer may determine. If an item of collection is not honored or Buyer does not receive good funds for any reason, the amount shall be included in the Account Balance as if the Collections had not been received and Finance Charges under Section 3.2 shall accrue thereon.

         3.2. FINANCE CHARGES. On each Reconciliation Date, Sellers shall pay to Buyer a finance charge in an amount equal to one and one-quarter percent (1.25%) per month of their respective average daily Account Balance outstanding during the applicable Reconciliation Period (the "Finance Charges"). In computing Finance Charges, all Collections received by Bank shall be deemed applied by Bank to the Account Balance, 3 Business Days after receipt of the Collections. Buyer shall deduct the accrued Finance Charges from the Reserve as set forth in
Section 3.5 below.

         3.3. ADMINISTRATIVE FEE. On each Reconciliation Date each Seller shall pay to Buyer an Administrative Fee equal to one-quarter of one percent (0.25%) of the face amount of each Purchased Receivable of such Seller first purchased during that Reconciliation Period (the "Administrative Fee"). Buyer shall deduct the Administrative Fee from the Reserve as set forth in Section 3.5 below.

         3.4. ACCOUNTING. Buyer shall prepare and send to each Seller after the close of business for each Reconciliation Period, an accounting of the transactions for that Reconciliation Period, including the amount of all Purchased Receivables, all Collections, Adjustments, Finance Charges, and the Administrative Fee. The accounting shall be deemed correct and conclusive unless Seller makes written objection to Buyer within thirty (30) days after the Buyer mails the accounting to such Seller.

         3.5. REFUND TO SELLERS. Provided that there does not then exist an Event of Default or any event or condition that with notice, lapse of time or otherwise would constitute an Event of Default, Buyer shall refund to each Seller by check after the Reconciliation Date, the amount, if any, which Buyer owes to such Seller at the end of the Reconciliation Period according to the accounting prepared by Buyer for that Reconciliation Period (the "Refund"). The Refund shall be an amount equal to:

                  (A) (1) The Reserve as of the beginning of that Reconciliation Period, PLUS

                           (2) the Reserve created for each Purchased Receivable purchased during that Reconciliation Period,

               MINUS

                  (B)      The total for that Reconciliation Period of:

                           (1) the Administrative Fee;

                           (2) Finance Charges;

                           (3) Adjustments;

                           (4) Repurchase Amounts, to the extent Buyer has agreed to accept payment thereof by deduction from the Refund;

                           (5) the Reserve for the Account Balance as of the first day of the following Reconciliation Period in the minimum percentage set forth in Section 2.4 hereof; and

                           (6) all amounts due, including professional fees and expenses, as set forth in Section 12 for which oral or written demand has been made by Buyer to Seller during that Reconciliation Period to the extent Buyer has agreed to accept payment thereof by deduction from the Refund.


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         In the event the formula set forth in this Section 3.5 results in an amount due to Buyer from a Seller, such Seller shall make such payment in the same manner as set forth in Section 4.3 hereof for repurchases. If the formula set forth in this Section 3.5 results in an amount due to a Seller from Buyer, Buyer shall make such payment by check, subject to Buyer's rights under Section
4.3 and Buyer's rights of offset and recoupment.

         3.6. FACILITY FEE. A fully earned, non-refundable facility fee of $5,000.00 (in the aggregate from both Sellers) shall be due upon execution of this Agreement (the "Facility Fee").

         3.7. DUE DILIGENCE FEE. Buyer hereby acknowledges that a fully earned, non-refundable due diligence fee of $1,000.00 (in the aggregate) has been paid by Sellers (the "Due Diligence Fee").

4.       RECOURSE AND REPURCHASE OBLIGATIONS.

         4.1. RECOURSE. Buyer's acquisition of Purchased Receivables from a Seller shall be with full recourse against such Seller. In the event the Obligations exceed the amount of Purchased Receivables and Collateral, Seller shall be liable for any deficiency.

         4.2. SELLERS' AGREEMENT TO REPURCHASE. Each Seller agrees to pay to Buyer on demand, the full face amount, or any unpaid portion, of any Purchased
Receivable:
                  (A) which remains unpaid ninety (90) calendar days after the invoice date; or

                  (B) which is owed by any Account Debtor who has filed, or has had filed against it, any bankruptcy case, assignment for the benefit of creditors, receivership, or insolvency proceeding or who has become insolvent (as defined in the United States Bankruptcy Code) or who is generally not paying its debts as such debts become due; or

                  (C) with respect to which there has been any breach of warranty or representation set forth in Section 6 hereof or any breach of any covenant contained in this Agreement; or

                  (D) with respect to which the Account Debtor asserts any discount, allowance, return, dispute, counterclaim, offset, defense, right of recoupment, right of return, warranty claim, or short payment;

                  together with all reasonable attorneys' and professional fees and expenses and all court costs incurred by Buyer in collecting such Purchased Receivable and/or enforcing its rights under, or collecting amounts owed by Seller in connection with, this Agreement (collectively, the "Repurchase Amount").

         4.3. SELLERS' PAYMENT OF THE REPURCHASE AMOUNT OR OTHER AMOUNTS DUE BUYER. When any Repurchase Amount or other amount owing to Buyer becomes due, Buyer shall inform the applicable Seller of the manner of payment which may be any one or more of the following in Buyer's sole discretion: (a) in cash immediately upon demand therefor; (b) by delivery of substitute invoices and an Invoice Transmittal acceptable to Buyer which shall thereupon become Purchased Receivables; (c) by adjustment to the Reserve pursuant to Section 3.5 hereof;
(d) by deduction from or offset against the Refund that would otherwise be due and payable to Seller; (e) by deduction from or offset against the amount that otherwise would be forwarded to Seller in respect of any further Advances that may be made by Buyer; or (f) by any combination of the foregoing as Buyer may from time to time choose.

         4.4. SELLERS' AGREEMENT TO REPURCHASE ALL PURCHASED RECEIVABLES. Upon and after the occurrence of an Event of Default, Sellers shall, upon Buyer's demand (or, in the case of an Event of Default under Section 9(B), immediately without notice or demand from Buyer) repurchase all the Purchased Receivables then outstanding, or such portion thereof as Buyer may demand. Such demand may, at Buyer's option, include and Sellers shall pay to Buyer immediately upon demand, cash in an amount equal to the Advance with respect to each Purchased Receivable then outstanding together with all accrued Finance Charges, Adjustments, Administrative Fees, attorney's and professional fees, court costs and expenses as provided for herein, and any other Obligations. Upon receipt of payment in full of the Obligations, Buyer shall immediately instruct Account Debtors to pay Sellers directly, and return to Sellers any Refund due to Sellers. For the purpose of calculating any Refund due under this Section only, the Reconciliation Date shall be deemed to be the date Buyer receives payment in good funds of all the Obligations as provided in this Section 4.4.

         5. POWER OF ATTORNEY. Each Seller does hereby irrevocably appoint Buyer and its successors and assigns as Seller's true and lawful attorney in fact, and hereby authorizes Buyer, regardless of whether there has been an Event of Default, (a) to sell, assign, transfer, pledge, compromise, or discharge the whole or any part of the Purchased Receivables; (b) to demand, collect, receive, sue, and give releases to any Account Debtor for the


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

monies due or which may become due upon or with respect to the Purchased Receivables and to compromise, prosecute, or defend any action, claim, case or proceeding relating to the Purchased Receivables, including the filing of a claim or the voting of such claims in any bankruptcy case, all in Buyer's name or Seller's name, as Buyer may choose; (c) to prepare, file and sign Seller's name on any notice, claim, assignment, demand, draft, or notice of or satisfaction of lien or mechanics' lien or similar document with respect to Purchased Receivables; (d) to notify all Account Debtors with respect to the Purchased Receivables to pay Buyer directly; (e) to receive, open, and dispose of all mail addressed to Seller for the purpose of collecting the Purchased Receivables; (f) to endorse Seller's name on any checks or other forms of payment on the Purchased Receivables; (g) to execute on behalf of Seller any and all instruments, documents, financing statements and the like to perfect Buyer's interests in the Purchased Receivables and Collateral; and (h) to do all acts and things necessary or expedient, in furtherance of any such purposes. If Buyer receives a check or item which is payment for both a Purchased Receivable and another receivable, the funds shall first be applied to the Purchased Receivable and, so long as there does not exist an Event of Default or an event that with notice, lapse of time or otherwise would constitute an Event of Default, the excess shall be remitted to Seller. Upon the occurrence and continuation of an Event of Default, all of the power of attorney rights granted by Seller to Buyer hereunder shall be applicable with respect to all Purchased Receivables and all Collateral.

6.       REPRESENTATIONS, WARRANTIES AND COVENANTS.

6.1. RECEIVABLES' WARRANTIES, REPRESENTATIONS AND COVENANTS. To induce Buyer to buy receivables and to renders its services to Sellers, and with full knowledge that the truth and accuracy of the following are being relied upon by the Buyer in determining whether to accept receivables as Purchased Receivables, each Seller represents, warrants, covenants and agrees, with respect to each Invoice Transmittal delivered to Buyer and each receivable described therein, that:

         (A) Seller is the absolute owner of each receivable set forth in the Invoice Transmittal and has full legal right to sell, transfer and assign such receivables;

         (B) The correct amount of each receivable is as set forth in the Invoice Transmittal and is not in dispute;

         (C) The payment of each receivable is not contingent upon the fulfillment of any obligation or contract, past or future and any and all obligations required of the Seller have been fulfilled as of the date of the Invoice Transmittal;

         (D) Each receivable set forth on the Invoice Transmittal is based on an actual sale and delivery of goods and/or services actually rendered, is presently due and owing to Seller, is not past due or in default, has not been previously sold, assigned, transferred, or pledged, and is free of any and all liens, security interests and encumbrances other than liens, security interests or encumbrances in favor of Buyer or any other division or affiliate of Silicon Valley Bank;

         (E) There are no defenses, offsets, or counterclaims against any of the receivables, and no agreement has been made under which the Account Debtor may claim any deduction or discount, except as otherwise stated in the Invoice Transmittal;

         (F) Each Purchased Receivable shall be the property of the Buyer and shall be collected by Buyer, but if for any reason it should be paid to Seller, Seller shall promptly notify Buyer of such payment, shall hold any checks, drafts, or monies so received in trust for the benefit of Buyer, and shall promptly transfer and deliver the same to the Buyer;

         (G) Buyer shall have the right of endorsement, and also the right to require endorsement by Seller, on all payments received in connection with each Purchased Receivable and any proceeds of Collateral;

         (H) Seller, and to Seller's best knowledge, each Account Debtor set forth in the Invoice Transmittal, are and shall remain solvent as that term is defined in the United States Bankruptcy Code and the California Uniform Commercial Code, and no such Account Debtor has filed or had filed against it a voluntary or involuntary petition for relief under the United States Bankruptcy Code;

         (I) Each Account Debtor named on the Invoice Transmittal will not object to the payment for, or the quality or the quantity of the subject matter of, the receivable and is liable for the amount set forth on the Invoice Transmittal;

         (J) Each Account Debtor shall promptly be notified, after acceptance by Buyer, that the Purchased Receivable has been transferred to and is payable to Buyer, and Seller shall not take or permit any action to countermand such notification; and

         (K) Sellers will remit all payments for accounts to Buyer by the close of business on each Friday along with a detailed cash receipts journal and shall immediately notify and direct all of the Sellers' Account Debtor's to make all payments for Sellers' accounts to the below post office box account


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         established with Buyer that Buyer controls at the following address
         RETURN ON INVESTMENT CORPORATION/GO SOFTWARE, INC., c/o SVB, P.O. Box 54957, Santa Clara, CA 95054-0957 ("P.O. Box") or to wire transfer payments to a cash collateral account that Buyer controls. The P.O. Box address is required to be on each of Sellers' Invoice Transmittals. Buyer will have full dominion of all collections; and

         (L) All receivables forwarded to and accepted by Buyer after the date hereof, and thereby becoming Purchased Receivables, shall comply with each and every one of the foregoing representations, warranties, covenants and agreements referred to above in this Section 6.1.

         6.2. ADDITIONAL WARRANTIES, REPRESENTATIONS AND COVENANTS. In addition to the foregoing warranties, representations and covenants, to induce Buyer to buy receivables and to render its services to Sellers, each Seller hereby represents, warrants, covenants and agrees that:

         (A) Seller will not assign, transfer, sell, or grant, or permit any lien or security interest in any Purchased Receivables or Collateral to or in favor of any other party, without Buyer's prior written consent;

         (B) The Seller's name, form of organization, chief executive office, and the place where the records concerning all Purchased Receivables and Collateral are kept is set forth at the beginning of this Agreement, Collateral is located only at the location set forth in the beginning of this Agreement, or, if located at any additional location, as set forth on a schedule attached to this Agreement, and Seller will give Buyer at least thirty (30) days prior written notice if such name, organization, chief executive office or other locations of Collateral or records concerning Purchased Receivables or Collateral is changed or added and shall execute any documents necessary to perfect Buyer's interest in the Purchased Receivables and the Collateral;

         (C) Seller shall (i) pay all of its normal gross payroll for employees, and all federal and state taxes, as and when due, including without limitation all payroll and withholding taxes and state sales taxes;
         (ii) deliver at any time and from time to time at Buyer's request, evidence satisfactory to Buyer that all such amounts have been paid to the proper taxing authorities; and (iii) if requested by Buyer, pay its payroll and related taxes through a bank or an independent payroll service acceptable to Buyer.

         (D) Seller has not, as of the time Seller delivers to Buyer an Invoice Transmittal, or as of the time Seller accepts any Advance from Buyer, filed a voluntary petition for relief under the United States Bankruptcy Code or had filed against it an involuntary petition for relief;

         (E) If Seller owns, holds or has any interest in, any copyrights (whether registered, or unregistered), patents or trademarks, and licenses of any of the foregoing, such interest has been disclosed to Buyer and is specifically listed and identified on a schedule to this Agreement, and Seller shall immediately notify Buyer if Seller hereafter obtains any interest in any additional copyrights, patents, trademarks or licenses that are significant in value or are material to the conduct of its business;

         (F) Seller shall provide Buyer, as soon as available, but no later than 30 days following the end of each calendar month, (i) a Compliance Certificate, and (ii) a company prepared balance sheet and income statement, prepared under GAAP, consistently applied, covering Seller's operations during the period;

         (G) Seller shall provide Buyer: (i) as soon as available, but no later than 30 days following the end of each calendar month, an aged listing of accounts receivable (by invoice date) and accounts payable (by invoice date); (ii) as soon as available, but no later than 30 days following the end of each calendar month and prior to each Advance, a deferred revenue report; (iii) as soon as available, but no later than 120 days after the last day of Seller's fiscal year, a Compliance Certificate, and audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Buyer; (iv) a prompt report of any legal actions pending or threatened against Seller that could result in damages or costs to Seller; and (v) budgets, sales projections, operating plans or other financial information Buyer reasonably requests;

         (H) On request by Buyer, Seller will promptly furnish any information Buyer may reasonably request to determine financial condition of Seller, including, but not limited to all of Seller's Obligations, and the condition of any of Seller's receivables which may include but are not limited to Purchased Receivables; and

         (I) Seller will maintain its primary banking relationship with Buyer, which relationship shall include Seller maintaining account balances in any accounts at or through Buyer representing at least 80% of all account balances of Seller at any financial institution.


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7. ADJUSTMENTS. In the event of a breach of any of the representations, warranties, or covenants set forth in Section 6.1, or in the event any Adjustment or dispute is asserted by any Account Debtor, Sellers shall promptly advise Buyer and shall, subject to the Buyer's approval, resolve such disputes and advise Buyer of any adjustments. Unless the disputed Purchased Receivable is repurchased by the applicable Seller and the full Repurchase Amount is paid, Buyer shall remain the absolute owner of any Purchased Receivable which is subject to Adjustment or repurchase under Section 4.2 hereof, and any rejected, returned, or recovered personal property, with the right to take possession thereof at any time. If such possession is not taken by Buyer, the applicable Seller is to resell it for Buyer's account at Seller's expense with the proceeds made payable to Buyer. While such Seller retains possession of said returned goods, Seller shall segregate said goods and mark them "property of Silicon Valley Bank."

8. SECURITY INTEREST. To secure the prompt payment and performance to Buyer of all of the Obligations, each Seller hereby grants to Buyer a continuing lien upon and security interest in all of such Seller's now existing or hereafter arising rights and interest in the following, whether now owned or existing or hereafter created, acquired, or arising, and wherever located (collectively, the "Collateral"):

         (A) All accounts, receivables, contract rights, chattel paper, instruments, documents, letters of credit, bankers acceptances, drafts, checks, cash, investment property, securities, and general intangibles (including, without limitation, all claims, causes of action, deposit accounts, guaranties, rights in and claims under insurance policies (including rights to premium refunds), rights to tax refunds, copyrights, patents, trademarks, rights in and under license agreements, and all other intellectual property);

         (B) All inventory, including Seller's rights to any returned or rejected goods, with respect to which Buyer shall have all the rights of any unpaid seller, including the rights of replevin, claim and delivery, reclamation, and stoppage in transit;

         (C) All monies, refunds and other amounts due Seller, including, without limitation, amounts due Seller under this Agreement (including Seller's right of offset and recoupment);

         (D) All equipment, machinery, furniture, furnishings, fixtures, tools, supplies and motor vehicles;

         (E) All farm products, crops, timber, minerals and the like (including oil and gas);

         (F) All accessions to, substitutions for, and replacements of, all of the foregoing;

         (G) All books and records pertaining to all of the foregoing; and

         (H) All proceeds of the foregoing, whether due to voluntary or involuntary disposition, including insurance proceeds.

         No Seller is authorized to sell, assign, transfer or otherwise convey any Collateral without Buyer's prior written consent, except for the sale of finished inventory in such Seller's usual course of business. Each Seller agrees to sign any instruments and documents requested by Buyer to evidence, perfect, or protect the interests of Buyer in the Collateral. Each Seller authorizes Buyer to file financing statements without notice to such Seller, with all appropriate jurisdictions, as Buyer deems appropriate, in order to perfect or protect Buyer's interest in the Collateral. Each Seller agrees to deliver to Buyer the originals of all instruments, chattel paper and documents evidencing or related to Purchased Receivables and Collateral.

9. DEFAULT. The occurrence of any one or more of the following shall constitute an Event of Default hereunder.

         (A) Either Seller fails to pay any amount owed to Buyer as and when due;

         (B) There shall be commenced by or against either Seller any voluntary or involuntary case under the United States Bankruptcy Code, or any assignment for the benefit of creditors, or appointment of a receiver or custodian for any of its assets;

         (C) Either Seller shall become insolvent in that its debts are greater than the fair value of its assets, or either Seller is generally not paying its debts as they become due or is left with unreasonably small capital;

         (D) Any involuntary lien, garnishment, attachment or the like is issued against or attaches to the Purchased Receivables or any Collateral; (E) Either Seller shall breach any covenant, agreement, warranty, or representation shall constitute an immediate default hereunder;

         (F) Either Seller is not in compliance with, or otherwise is in default under, any term of any document, instrument or agreement evidencing a debt, obligation or liability of any kind or character of such Seller, now or hereafter existing, in favor of Buyer or any division or affiliate of Silicon Valley Bank, regardless of whether such debt, obligation or liability is direct or indirect, primary or secondary, joint, several or joint and several, or fixed or contingent, together with any and all renewals and extensions of such debts, obligations and liabilities, or any part thereof;

         (G) An event of default shall occur under any guaranty executed by any guarantor of the Obligations of either Seller to Buyer under this Agreement, or any material provision of any such guaranty shall for any reason cease to be valid or enforceable or any such guaranty shall be repudiated or terminated, including by operation of law;

         (H) A default or event of default shall occur under any agreement between either Seller and any creditor of such Seller that has entered into a subordination agreement with Buyer;

         (I) Any creditor that has entered into a subordination agreement with Buyer shall breach any of the terms of or not comply with such subordination agreement; or

         (J) (i) There is a material adverse change in the business, operations, or condition (financial or otherwise) of either Seller, or (ii) there is a material impairment of the prospect of repayment of any portion of the Obligations or (iii) there is a material impairment of the value or priority of Buyer's security interests in the Collateral.

10. REMEDIES UPON DEFAULT. Upon the occurrence of an Event of Default, (1) without implying any obligation to buy receivables, Buyer may cease buying receivables or extending any financial accommodations to Sellers; (2) all or a portion of the Obligations shall be, at the option of and upon demand by Buyer, or with respect to an Event of Default described in Section 9(B), automatically and without notice or demand, due and payable in full; and (3) Buyer shall have and may exercise all the rights and remedies under this Agreement and under applicable law, including the rights and remedies of a secured party under the California Uniform Commercial Code, all the power of attorney rights described in Section 5 with respect to all Collateral, and the right to collect, dispose of, sell, lease, use, and realize upon all Purchased Receivables and all Collateral in any commercial reasonable manner. Sellers and Buyer agree that any notice of sale required to be given to Sellers shall be deemed to be reasonable if given five (5) days prior to the date on or after which the sale may be held. In the event that the Obligations are accelerated hereunder, Sellers shall repurchase all of the Purchased Receivables as set forth in Section 4.4.

11. ACCRUAL OF INTEREST. If any amount owed by Sellers hereunder is not paid when due, including, without limitation, amounts due under Section 3.5, Repurchase Amounts, amounts due under Section 12, and any other Obligations, such amounts shall bear interest at a per annum rate equal to the per annum rate of the Finance Charges until the earlier of (i) payment in good funds or (ii) entry of a final judgment thereof, at which time the principal amount of any money judgment remaining unsatisfied shall accrue interest at the highest rate allowed by applicable law.

12. FEES, COSTS AND EXPENSES; INDEMNIFICATION. The Sellers will pay to Buyer immediately upon demand all fees, costs and expenses (including fees of attorneys and professionals and their costs and expenses) that Buyer incurs or may from time to time impose in connection with any of the following: (a) preparing, negotiating, administering, and enforcing this Agreement or any other agreement executed in connection herewith, including any amendments, waivers or consents in connection with any of the foregoing, (b) any litigation or dispute (whether instituted by Buyer, Sellers or any other person) in any way relating to the Purchased Receivables, the Collateral, this Agreement or any other agreement executed in connection herewith or therewith, (c) enforcing any rights against Sellers or any guarantor, or any Account Debtor, (d) protecting or enforcing its interest in the Purchased Receivables or the Collateral, (e) collecting the Purchased Receivables and the Obligations, and (f) the representation of Buyer in connection with any bankruptcy case or insolvency proceeding involving Sellers, any Purchased Receivable, the Collateral, any Account Debtor, or any guarantor. Sellers shall indemnify and hold Buyer harmless from and against any and all claims, actions, damages, costs, expenses, and liabilities of any nature whatsoever arising in connection with any of the foregoing.

13. SEVERABILITY, WAIVER, AND CHOICE OF LAW. In the event that any provision of this Agreement is deemed invalid by reason of law, this Agreement will be construed as not containing such provision and the remainder of the Agreement shall remain in full force and effect. Buyer retains all of its rights, even if it makes an Advance after an Event of Default. If Buyer waives an Event of Default, it may enforce a later Event of Default. Any consent or waiver under, or amendment of, this Agreement must be in writing. Nothing contained herein, or any action taken or not taken by Buyer at any time, shall be construed at any time to be indicative of any obligation or willingness on the part of Buyer to amend this Agreement or to grant to Sellers any waivers or consents. This Agreement has been transmitted by Sellers to Buyer at Buyer's office in the State of California and has been executed and accepted by Buyer in the State of California. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of California.

14. ACCOUNT COLLECTION SERVICES. Certain Account Debtors may require or prefer that all of a Seller's receivables be paid to the same address and/or party, or Sellers and Buyer may agree that all receivables with respect to certain Account Debtors be paid to one party. In such event Buyer and Sellers may agree that Buyer shall collect all receivables whether owned by a Seller or Buyer and (provided that there does not then exist an Event of Default or event that with notice, lapse or time or otherwise would constitute an Event of Default, and subject to Buyer's rights in the Collateral) Buyer agrees to remit to the applicable Seller the amount of the receivables collections it receives with respect to receivables other than Purchased Receivables. It is understood and agreed by Sellers that this Section does not impose any affirmative duty on Buyer to do any act other than to turn over such amounts. All such receivables and collections are Collateral and in the event of Sellers' default hereunder, Buyer shall have no duty to remit collections of Collateral and may apply such collections to the obligations hereunder and Buyer shall have the rights of a secured party under the California Uniform Commercial Code.

15. NOTICES. All notices shall be given to Buyer and Sellers at the addresses or faxes set forth on the first page of this Agreement and shall be deemed to have been delivered and received: (a) if mailed, three (3) calendar days after deposited in the United States mail, first class, postage pre-paid, (b) one (1) calendar day after deposit with an overnight mail or messenger service; or (c) on the same date of confirmed transmission if sent by hand delivery, telecopy, telefax or telex.

16. JURY TRIAL. SELLERS AND BUYER EACH HEREBY (a) WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL ON ANY CLAIM OR ACTION ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ANY RELATED AGREEMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY; (b) RECOGNIZE AND AGREE THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT; AND (c) REPRESENT AND WARRANT THAT IT HAS REVIEWED THIS WAIVER, HAS DETERMINED FOR ITSELF THE NECESSITY TO REVIEW THE SAME WITH ITS LEGAL COUNSEL, AND KNOWINGLY AND VOLUNTARILY WAIVES ALL RIGHTS TO A JURY TRIAL.

17. TERM AND TERMINATION. The initial term of this Agreement shall expire 364 days from the Effective Date, and shall automatically renew for additional one-year periods, unless terminated in writing by Buyer or Sellers. Sellers (collectively, and not individually) and Buyer shall each have the right to terminate this Agreement at any time. Notwithstanding the foregoing, any termination of this Agreement shall not affect Buyer's security interest in the Collateral and Buyer's ownership of the Purchased Receivables, and this Agreement shall continue to be effective, and Buyer's rights and remedies hereunder shall survive such termination, until all transactions entered into and Obligations incurred hereunder or in connection herewith have been completed and satisfied in full.

18. TITLES AND SECTION HEADINGS. The titles and section headings used herein are for convenience only and shall not be used in interpreting this Agreement.

19. OTHER AGREEMENTS. The terms and provisions of this Agreement shall not adversely affect the rights of Buyer or any other division or affiliate of Silicon Valley Bank under any other document, instrument or agreement. The terms of such other documents, instruments and agreements shall remain in full force and effect notwithstanding the execution of this Agreement. In the event of a conflict between any provision of this Agreement and any provision of any other document, instrument or agreement between each Seller on the one hand, and Buyer or any other division or affiliate of Silicon Valley Bank on the other hand, Buyer shall determine in its sole discretion which provision shall apply. Sellers acknowledge specifically that any security agreements, liens and/or security interests currently securing payment of any obligations of either Seller owing to Buyer or any other division or affiliate of Silicon Valley Bank also secure Sellers' obligations under this Agreement, and are valid and subsisting and are not adversely affected by execution of this Agreement. Sellers further acknowledges that (a) any collateral under other outstanding security agreements or other documents between either Seller and Buyer or any other division or affiliate of Silicon Valley Bank secures the obligations of Sellers under this Agreement and (b) a default by either Seller under this Agreement constitutes a default under other outstanding agreements between Sellers and Buyer or any other division or affiliate of Silicon Valley Bank.


                            [SIGNATURES ON NEXT PAGE]

     IN WITNESS WHEREOF, Sellers and Buyer have executed this Agreement on the day and year above written.

SELLERS:
RETURN ON INVESTMENT CORPORATION

By: /s/ Sherwin Krug
    ---------------------------------------
Print Name: Sherwin Krug
Title: Chief Financial Officer
      -------------------------------------

GO SOFTWARE, INC.

By: /s/ Sherwin Krug
   ----------------------------------------
Print Name: Sherwin Krug
Title: Chief Financial Officer
      -------------------------------------


BUYER:

SILICON VALLEY BANK



By: /s/ Steven J. DiPasquale
   ----------------------------------------
Print Name: Steven J. DiPasquale
           --------------------------------

Title: Vice President

Effective Date: June 27, 2003
               ----------------------------

                                   EXHIBIT "A"

                  TO FINANCING STATEMENT AND SECURITY AGREEMENT

This FINANCING STATEMENT and SECURITY AGREEMENT covers the following types or items of property (in addition to, and without limiting the types of property set forth on page 1 hereof):

A) All accounts, receivables, contract rights, chattel paper, instruments, documents, letters of credit, bankers acceptances, drafts, checks, cash, investment property, securities, deposit accounts, and general intangibles (including, without limitation, all claims, causes of action, guaranties, rights in and claims under insurance policies (including rights to premium refunds), rights to tax refunds, copyrights, patents, trademarks, rights in and under license agreements, and all other intellectual property);

B) All inventory, including Seller's rights to any returned or rejected goods, with respect to which Buyer shall have all the rights of any unpaid seller, including the rights of replevin, claim and delivery, reclamation, and stoppage in transit;

C) All monies, refunds and other amounts due Seller, including, without limitation, amounts due Seller under this Agreement (including Seller's right of offset and recoupment);

D) All equipment, machinery, furniture, furnishings, fixtures, tools, supplies and motor vehicles;

E) All farm products, crops, timber, minerals and the like (including oil and gas);

F) All accessions to, substitutions for, and replacements of, all of the foregoing;

G)       All books and records pertaining to all of the foregoing; and

H) All proceeds of the foregoing, whether due to voluntary or involuntary disposition, including insurance proceeds.


ROI:

INITIALS:        SK
          ----------------

GO SOFTWARE:

INITIALS:        SK
          ----------------

                                     [LOGO]
                               SILICON VALLEY BANK
                                3003 Tasman Drive
                          Santa Clara, California 95054
                       (408) 654-1000 - Fax (408) 980-6410

                            CERTIFICATION OF OFFICERS

         The undersigned, being all the officers of RETURN ON INVESTMENT CORPORATION, a Delaware corporation (the "Corporation"), hereby certify to Silicon Valley Bank ("SVB") that:

         1. The correct name of the Corporation is Return on Investment Corporation, as set forth in the Certificate of Incorporation.

         2. The Corporation was incorporated on January 10, 1990, under the laws of the State of Delaware, and is in good standing under such laws.

         3. The Corporation's place of business and chief executive office being the place at which the Corporation maintains its books and records pertaining to accounts, accounts receivables, contract rights, chattel paper, general intangibles, instruments, documents, inventory, and equipment, is located at:

                  1825 Barrett Lakes Blvd., Suite 260, Kennesaw, GA 30144

         4. The Corporation has other places of business at the following addressees:





         5. There is no provision in the Certificate of Incorporation or Bylaws of the Corporation, or in the laws of the State of its incorporation, requiring any vote or consent of shareholders to authorize the sale of receivables or the grant of a security interest in any assets of the Corporation. Such power is vested exclusively in the Corporation's Board of Directors.

         6. The officers of the Corporation, and their respective titles and signatures are as follows:

PRESIDENT:                /s/ Arol Wolford
       -------------------------------------------------------------------------
                                   (Signature)

VICE PRESIDENT:
       -------------------------------------------------------------------------
                                   (Signature)

SECRETARY:                /s/ Charles McRoberts
       -------------------------------------------------------------------------
                                   (Signature)

TREASURER:                /s/ Sherwin Krug
       -------------------------------------------------------------------------
                                   (Signature)

OTHER OFFICER:            /s/ Sherwin Krug
TITLE:                    Chief Financial Officer
       -------------------------------------------------------------------------
                                   (Signature)

         7. Except as indicated in this paragraph 7, each of the officers listed in paragraph 6 has signatory powers with respect to all the Corporation's transactions with SVB. Explanation of exceptions:

         8. The undersigned shall give SVB prompt written notice of any change or amendment with respect to any of the foregoing. Until such written notice is received by SVB, SVB shall be entitled to rely upon the foregoing in all respects.

         IN WITNESS WHEREOF, the undersigned have executed this Certification of Officers on June 27, 2003.

PRESIDENT:               /s/ Arol Wolford
                         -------------------------------------------------------
VICE PRESIDENT:
                         -------------------------------------------------------
SECRETARY:               /s/ Charles McRoberts
                         -------------------------------------------------------
TREASURER:               /s/ Sherwin Krug
                         -------------------------------------------------------

                                     [LOGO]
                               SILICON VALLEY BANK
                                3003 Tasman Drive
                          Santa Clara, California 95054
                       (408) 654-1000 - Fax (408) 980-6410

                            CERTIFICATION OF OFFICERS

         The undersigned, being all the officers of GO SOFTWARE, INC., a Georgia corporation (the "Corporation"), hereby certify to Silicon Valley Bank ("SVB") that:

         1. The correct name of the Corporation is Go Software, Inc., as set forth in the Articles of Incorporation.

         2. The Corporation was incorporated on July 27, 1990, under the laws of the State of Georgia, and is in good standing under such laws.

         3. The Corporation's place of business and chief executive office being the place at which the Corporation maintains its books and records pertaining to accounts, accounts receivables, contract rights, chattel paper, general intangibles, instruments, documents, inventory, and equipment, is located at:

                  5000 Business Center Drive, Suite 1000, Savannah, GA 31405

         4. The Corporation has other places of business at the following addressees:





         5. There is no provision in the Articles of Incorporation or Bylaws of the Corporation, or in the laws of the State of its incorporation, requiring any vote or consent of shareholders to authorize the sale of receivables or the grant of a security interest in any assets of the Corporation. Such power is vested exclusively in the Corporation's Board of Directors.

         6. The officers of the Corporation, and their respective titles and signatures are as follows:

PRESIDENT:                /s/ Arol Wolford
       -------------------------------------------------------------------------
                                   (Signature)

VICE PRESIDENT:
       -------------------------------------------------------------------------
                                   (Signature)

SECRETARY:                /s/ Charles McRoberts
       -------------------------------------------------------------------------
                                   (Signature)

TREASURER:                /s/ Sherwin Krug
       -------------------------------------------------------------------------
                                   (Signature)

OTHER OFFICER:            /s/ Sherwin Krug
TITLE:                    Chief Financial Officer
       -------------------------------------------------------------------------
                                   (Signature)

         7. Except as indicated in this paragraph 7, each of the officers listed in paragraph 6 has signatory powers with respect to all the Corporation's transactions with SVB. Explanation of exceptions:

         8. The undersigned shall give SVB prompt written notice of any change or amendment with respect to any of the foregoing. Until such written notice is received by SVB, SVB shall be entitled to rely upon the foregoing in all respects.

         IN WITNESS WHEREOF, the undersigned have executed this Certification of Officers on ______________, 2003.

PRESIDENT:               /s/ Arol Wolford
                         -------------------------------------------------------
VICE PRESIDENT:
                         -------------------------------------------------------
SECRETARY:               /s/ Charles McRoberts
                         -------------------------------------------------------
TREASURER:               /s/ Sherwin Krug
                         -------------------------------------------------------

                                     [LOGO]
                               SILICON VALLEY BANK
                                3003 Tasman Drive
                          Santa Clara, California 95054
                       (408) 654-1000 - Fax (408) 980-6410

                      SECRETARY'S CERTIFICATE OF RESOLUTION

         The undersigned, as Secretary of RETURN ON INVESTMENT CORPORATION, a Delaware corporation (the "Corporation"), hereby certifies to Silicon Valley Bank that at a meeting duly convened at which a quorum was present the following resolutions were adopted by the Board of Directors of the Corporation and that such resolutions have not been modified, amended, or rescinded in any respect and are in full force and effect as of today's date.

         RESOLVED, that this corporation be and hereby is authorized to sell this corporation's accounts receivable to Silicon Valley Bank, and to grant Silicon Valley Bank a security interest in this corporation's assets, including, without limitation, accounts, accounts receivable, contract rights, chattel paper, general intangibles, instruments, documents, letters of credit, drafts, inventory and equipment, presently owned or hereafter acquired and proceeds and products of the foregoing (the " Collateral," as defined in the Accounts Receivable Purchase Agreement).

         RESOLVED, that this corporation be and hereby is authorized and directed to execute and deliver certain agreements in connection with the sale of receivables, and granting of security interests in the Collateral to Silicon Valley Bank including, without limitations, a Accounts Receivable Purchase Agreement and UCC-1 financing statement.

         RESOLVED, that the following named officers of this corporation ("Authorized Officers") be, and any of them hereby are, authorized, empowered, and directed to execute and deliver to Silicon Valley Bank on behalf of this corporation all such further agreements and instruments as may be deemed necessary or advisable in order to fully effectuate the purposes and intent of the foregoing resolutions.

Print Names of Authorized Officers:                         Title:

Arol Wolford                                     CEO and President
-------------------------------------------      -------------------------------
Sherwin Krug                                     CFO and Treasurer
-------------------------------------------      -------------------------------

-------------------------------------------      -------------------------------

-------------------------------------------      -------------------------------

-------------------------------------------      -------------------------------

-------------------------------------------      -------------------------------

         RESOLVED, that the Secretary or Assistant Secretary of this corporation be, and hereby is authorized, empowered and directed to certify to the passage of the foregoing resolutions under the seal of this corporation.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 27 day of June, 2003.


                        --------------------------------------------------------
                        Signature: /s/ Charles McRoberts

                        Secretary of Return on Investment Corporation

                                     [LOGO]
                               SILICON VALLEY BANK
                                3003 Tasman Drive
                          Santa Clara, California 95054
                       (408) 654-1000 - Fax (408) 980-6410

                      SECRETARY'S CERTIFICATE OF RESOLUTION

         The undersigned, as Secretary of GO SOFTWARE, INC., a Delaware corporation (the "Corporation"), hereby certifies to Silicon Valley Bank that at a meeting duly convened at which a quorum was present the following resolutions were adopted by the Board of Directors of the Corporation and that such resolutions have not been modified, amended, or rescinded in any respect and are in full force and effect as of today's date.

         RESOLVED, that this corporation be and hereby is authorized to sell this corporation's accounts receivable to Silicon Valley Bank, and to grant Silicon Valley Bank a security interest in this corporation's assets, including, without limitation, accounts, accounts receivable, contract rights, chattel paper, general intangibles, instruments, documents, letters of credit, drafts, inventory and equipment, presently owned or hereafter acquired and proceeds and products of the foregoing (the " Collateral," as defined in the Accounts Receivable Purchase Agreement).

         RESOLVED, that this corporation be and hereby is authorized and directed to execute and deliver certain agreements in connection with the sale of receivables, and granting of security interests in the Collateral to Silicon Valley Bank including, without limitations, a Accounts Receivable Purchase Agreement and UCC-1 financing statement.

         RESOLVED, that the following named officers of this corporation ("Authorized Officers") be, and any of them hereby are, authorized, empowered, and directed to execute and deliver to Silicon Valley Bank on behalf of this corporation all such further agreements and instruments as may be deemed necessary or advisable in order to fully effectuate the purposes and intent of the foregoing resolutions.

Print Names of Authorized Officers:                         Title:

Arol Wolford                                      CEO and President
-------------------------------------------       ------------------------------
Sherwin Krug                                      CFO and Treasurer
-------------------------------------------       ------------------------------

-------------------------------------------       ------------------------------

-------------------------------------------       ------------------------------

-------------------------------------------       ------------------------------

-------------------------------------------       ------------------------------

         RESOLVED, that the Secretary or Assistant Secretary of this corporation be, and hereby is authorized, empowered and directed to certify to the passage of the foregoing resolutions under the seal of this corporation.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 27 day of June, 2003.


                        --------------------------------------------------------
                        Signature: /s/ Charles McRoberts

                        Secretary of Go Software, Inc.

        ACCOUNTS RECEIVABLE PURCHASE AGREEMENMENT MODIFICATION AGREEMENT

         This Modification Agreement is entered into as of July 29, 2003, by and between Return on Investment Corporation and Go Software, Inc. (collectively, the "Seller") and Silicon Valley Bank ("Purchaser").

1. DESCRIPTION OF EXISTING FACILITY: Seller and Purchaser have entered into an Accounts Receivable Purchase Agreement, dated June 27, 2003 as may be amended from time to time, (the "Purchase Agreement"). Defined terms used but not otherwise defined herein shall have the same meanings as in the Purchase Agreement.

Hereinafter, all indebtedness owing by Seller to Purchaser shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Obligations is secured by the Collateral as described in the Purchase Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing A/R Purchase Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

Section 6.1(K) of the Purchase Agreement is hereby amended in its entirety to read as follows:

         (K) Sellers will remit all payments for accounts to Buyer by the close of business on each Friday along with a detailed cash receipts journal and shall immediately notify and direct all of the Sellers' Account Debtor's to make all payments for Sellers' accounts to a lockbox account established with the Bank ("Lockbox") or to wire transfer payments to a cash collateral account that Bank controls. Buyer will have full dominion of all collections; and

4. CONSISTENT CHANGES. The Existing A/R Purchase Documents are hereby amended wherever necessary to reflect the changes described above.

5. NO DEFENSES OF SELLER. Seller agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

6. CONTINUING VALIDITY. Seller understands and agrees that in modifying the existing Indebtedness, Purchaser is relying upon Seller's representations, warranties, and agreements, as set forth in the Existing A/R Purchase Documents. Except as expressly modified pursuant to this Modification Agreement, the terms of the Existing A/R Purchase Documents remain unchanged and in full force and effect. Purchaser' agreement to modifications to the existing Indebtedness pursuant to this Modification Agreement in no way shall obligate Purchaser to make any future modifications to the Indebtedness. Nothing in this Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Purchaser and Seller to retain as liable parties all makers and endorsers of Existing A/R Purchase Documents, unless the party is expressly released by Purchaser in writing. No maker, endorser, or guarantor will be released by virtue of this Modification Agreement. The terms of this paragraph apply not only to this Modification Agreement, but also to all subsequent modification agreements.

8. CONDITIONS. The effectiveness of this Modification Agreement is conditioned upon the following:

         A. Purchaser's receipt of this Modification Agreement duly executed by the Seller.

This Modification Agreement is executed as of the date first written above.

SELLER:                                          PURCHASER:

RETURN ON INVESTMENT CORPORATION                 SILICON VALLEY BANK

By:  /s/ Sherwin Krug                            By:/s/ Steven J. DiPasquale
   ----------------------------------------      -------------------------------
Name: Sherwin Krug                               Name: Steven J. DiPasquale
    ---------------------------------------           --------------------------
Title: Chief Financial Officer                   Title:Vice President
       ------------------------------------            -------------------------

GO SOFTWARE, INC.

By:  /s/ Sherwin Krug
   ----------------------------------------
Name: Sherwin Krug
   ----------------------------------------
Title: Chief Financial Officer
       ------------------------------------

        ACCOUNTS RECEIVABLE PURCHASE AGREEMENMENT MODIFICATION AGREEMENT

         This Modification Agreement is entered into as of May 14, 2004, by and between Return on Investment Corporation, and Go Software, Inc. (collectively, the "Seller") and Silicon Valley Bank ("Purchaser").

1. DESCRIPTION OF EXISTING FACILITY: Seller and Purchaser have entered into an Accounts Receivable Purchase Agreement, dated June 27, 2003, as amended by a Modification Agreement, dated July 29, 2003, as may be further amended from time to time, (the "Purchase Agreement"). Defined terms used but not otherwise defined herein shall have the same meanings as in the Purchase Agreement.

Hereinafter, all indebtedness owing by Seller to Purchaser shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Obligations is secured by the Collateral as described in the Purchase Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing A/R Purchase Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

         A. Tectonic Solutions, Inc., a Georgia corporation and wholly-owned subsidiary of Return on Investment Corporation, by signing this Modification Agreement, agrees to become a party to and be bound by all of the terms of the Purchase Agreement, as a "Seller", for all purposes under the Purchase Agreement. Any references to "either Seller" or "both Sellers" throughout the Purchase Agreement shall be amended to read "any Seller" or "all Sellers", as appropriate.

         B. The following new definitions will be added to Section 1 of the Purchase Agreement as follows:

                  "Bridge Loan Advance" or "Bridge Loan Advances" is a loan advance (or advances) under the Bridge Loan.

                  "Business Day" is any day that is not a Saturday, Sunday or a day on which the Buyer is closed.

                  "Bridge Loan" shall have the meaning set forth in Section 2A hereof.

                  "Bridge Loan Amount" is Advances of up to $1,000,000.

                  "Responsible Officer" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of a Seller.

         C. A new Section 2A shall be added to the Purchase Agreement as follows:

                  2A. Bridge Loan

                  (a) Buyer will make Bridge Loan Advances on the Bridge Loan Amount, with $500,000 of such Bridge Loan Amount available immediately and an additional $500,000 available upon receipt by Buyer of a Letter of Intent, with terms acceptable to Buyer, in its sole discretion, executed by the applicable Seller(s) and a third-party purchaser, for the sale of either all of the stock of, or substantially all of the assets of, Go Software, Inc. (the "Go Software Sale"). Amounts borrowed under this Section may not be reborrowed during the term of this Agreement.

                  (b) To obtain a Bridge Loan Advance, a Seller must notify Buyer by facsimile or telephone by noon pacific time on the Business Day the Bridge Loan Advance is to be made. Seller must promptly confirm the notification by delivering to Buyer, Buyer's standard payment/advance form. Buyer will credit Bridge Loan Advances to such Seller's deposit account with Buyer. Buyer may make Bridge Loan Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Bridge Loan Advances are necessary to meet Obligations which have become due. Buyer may rely on any telephone notice given by a person whom Buyer believes is a Responsible Officer or designee. Sellers will indemnify Buyer for any loss Buyer suffers due to such reliance.

                  (c) Borrower will pay interest on outstanding Bridge Loan Advances at a rate equal to 1.35% per month ("Bridge Loan Payment"). The Bridge Loan Payment shall be due on the Reconciliation Date. Payments received after noon, pacific time, are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional interest shall accrue. Borrower's final Bridge Loan Payment, which is due on the earlier of (i) the date which is 120 days from the date of Seller's first Bridge Loan Advance or (ii) the date of the closing of the GO Software Sale, shall include all outstanding principal and accrued interest on the Bridge Loan.

                  (d) In addition to the Bridge Loan Payment, Seller shall pay to Buyer the following "Success Fees":

                           (i) Upon Seller's first Bridge Loan Advance, a fee of
                  $2,500.00;

                           (ii) At the time when outstanding Advances first
                  exceed $250,000, a fee of $5,000.00;

                           (iii) At the time when outstanding Advances first
                  exceed $500,000, a fee of $7,500.00;

                           (iv) At the time when outstanding Advances first
                  exceed $750,000, a fee of $10,000.00.


                  (e) If Sellers' Obligations under this Section 2A exceed the Bridge Loan Amount,, Seller must immediately pay Buyer the excess.


         D. Section 3.2 of the Purchase Agreement is hereby amended, in part, to change "one and one quarter percent (1.25%)" to "one and thirty-five one hundredths percent (1.35%)".

         E. Section 3.3 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

         Section 3.3 INTENTIONALLY OMITTED.

         In addition, all references to "Administrative Fee" throughout the document are hereby deleted.

         F. Section 10 of the Purchase Agreement is hereby amended, in part, by inserting the words, "making Bridge Loan Advances," after the words, "buying receivables", in subsection (1) thereof.

         G. Section 11 of the Purchase Agreement is hereby amended, in part, by inserting the words, "amounts due under Section 2A," after the words, "without limitation", in the first sentence thereof.

4. CONSISTENT CHANGES. The Existing A/R Purchase Documents are hereby amended wherever necessary to reflect the changes described above.

5. NO DEFENSES OF SELLER. Seller agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

6. CONTINUING VALIDITY. Seller understands and agrees that in modifying the existing Indebtedness, Purchaser is relying upon Seller's representations, warranties, and agreements, as set forth in the Existing A/R Purchase Documents. Except as expressly modified pursuant to this Modification Agreement, the terms of the Existing A/R Purchase Documents remain unchanged and in full force and effect. Purchaser' agreement to modifications to the existing Indebtedness pursuant to this Modification Agreement in no way shall obligate Purchaser to make any future modifications to the Indebtedness. Nothing in this Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Purchaser and Seller to retain as liable parties all makers and endorsers of Existing A/R Purchase Documents, unless the party is expressly released by Purchaser in writing. No maker, endorser, or guarantor will be released by virtue of this Modification Agreement. The terms of this paragraph apply not only to this Modification Agreement, but also to all subsequent modification agreements.

8. CONDITIONS. The effectiveness of this Modification Agreement is conditioned upon the following:

         A. Purchaser's receipt of this Modification Agreement duly executed by the Seller.

This Modification Agreement is executed as of the date first written above.

SELLER:                                          PURCHASER:

RETURN ON INVESTMENT CORPORATION                 SILICON VALLEY BANK

By:  /s/ Sherwin Krug                            By:/s/ Steven J. DiPasquale
   ----------------------------------------      -------------------------------
Name: Sherwin Krug                               Name: Steven J. DiPasquale
    ---------------------------------------           --------------------------
Title: Chief Financial Officer                   Title:Vice President
       ------------------------------------            -------------------------

GO SOFTWARE, INC.

By:  /s/ Sherwin Krug
   ----------------------------------------
Name: Sherwin Krug
   ----------------------------------------
Title: Chief Financial Officer
       ------------------------------------

TECTONIC SOLUTIONS, INC.

By:  /s/ Sherwin Krug
   ----------------------------------------
Name: Sherwin Krug
   ----------------------------------------
Title: Chief Financial Officer
       ------------------------------------

        ACCOUNTS RECEIVABLE PURCHASE AGREEMENMENT MODIFICATION AGREEMENT

         This Modification Agreement is entered into as of May 18, 2004, by and between Return on Investment Corporation, Tectonic Solutions, Inc. and Go Software, Inc. (collectively, the "Seller") and Silicon Valley Bank ("Purchaser").

1. DESCRIPTION OF EXISTING FACILITY: Seller and Purchaser have entered into an Accounts Receivable Purchase Agreement, dated June 27, 2003, as amended by a Modification Agreement, dated July 29, 2003, as amended by a Modification Agreement, dated May 14, 2004, as may be further amended from time to time, (the "Purchase Agreement"). Defined terms used but not otherwise defined herein shall have the same meanings as in the Purchase Agreement.

Hereinafter, all indebtedness owing by Seller to Purchaser shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Obligations is secured by the Collateral as described in the Purchase Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing A/R Purchase Documents".

3. DESCRIPTION OF CHANGE IN TERMS.
         A. Section 2.2 of the Purchase Agreement is hereby amended, in part to delete the last sentence and replace it in its entirety with the following:

                  Notwithstanding the foregoing, in no event shall the aggregate amount of all Purchased Receivables plus all Bridge Loan Advances outstanding at any time (for all Sellers combined) exceed ONE MILLION EIGHT HUNDRED SEVENTY FIVE THOUSAND and NO/100 Dollars ($1,875,000.00).

         B. Section 6.2(l) of the Purchase Agreement is hereby amended to change the term "80%" to "100%."

         C. Section 17 of the Purchase Agreement is hereby amended, in part, to delete the phrase, ",and shall automatically renew for additional one-year periods, unless terminated in writing by Buyer or Sellers" from the first sentence thereof.

4. CONSISTENT CHANGES. The Existing A/R Purchase Documents are hereby amended wherever necessary to reflect the changes described above.

5. NO DEFENSES OF SELLER. Seller agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

6. CONTINUING VALIDITY. Seller understands and agrees that in modifying the existing Indebtedness, Purchaser is relying upon Seller's representations, warranties, and agreements, as set forth in the Existing A/R Purchase Documents. Except as expressly modified pursuant to this Modification Agreement, the terms of the Existing A/R Purchase Documents remain unchanged and in full force and effect. Purchaser' agreement to modifications to the existing Indebtedness pursuant to this Modification Agreement in no way shall obligate Purchaser to make any future modifications to the Indebtedness. Nothing in this Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Purchaser and Seller to retain as liable parties all makers and endorsers of Existing A/R Purchase Documents, unless the party is expressly released by Purchaser in writing. No maker, endorser, or guarantor will be released by virtue of this Modification Agreement. The terms of this paragraph apply not only to this Modification Agreement, but also to all subsequent modification agreements.

7. CONDITIONS. The effectiveness of this Modification Agreement is conditioned upon the following:

         A.       Purchaser's  receipt  of  this  Modification   Agreement  duly
                  executed by the Seller; and

         B.       Purchaser's Receipt of the Warrant Assignment from Seller; and

         C.       Purchaser's   Receipt   of  an   Officer's   Certificate   and
                  Secretary's Certificate duly executed by Tectonic Solutions, Inc.

This Modification Agreement is executed as of the date first written above.

SELLER:                                          PURCHASER:

RETURN ON INVESTMENT CORPORATION                 SILICON VALLEY BANK

By:  /s/ Sherwin Krug                            By: /s/ Steven J. DiPasquale
   -----------------------------------------        ----------------------------
Name: Sherwin Krug                               Name: Steven J. DiPasquale
    ----------------------------------------          --------------------------
Title: Chief Financial Officer                   Title: Vice President
       -------------------------------------            ------------------------

GO SOFTWARE, INC.

By: /s/ Sherwin Krug
   -----------------------------------------
Name: Sherwin Krug
     ---------------------------------------
Title: Chief Financial Officer
      --------------------------------------

TECTONIC SOLUTIONS, INC.

By: /s/ Sherwin Krug
   -----------------------------------------
Name: Sherwin Krug
     ---------------------------------------
Title: Chief Financial Officer
      --------------------------------------

          ACCOUNTS RECEIVABLE PURCHASE AGREEMENT MODIFICATION AGREEMENT

         This Modification Agreement is entered into as of August 2, 2004, by and between Return on Investment Corporation, Tectonic Solutions, Inc. and Go Software, Inc. (collectively, the "Seller") and Silicon Valley Bank ("Purchaser").

1. DESCRIPTION OF EXISTING FACILITY: Seller and Purchaser have entered into an Accounts Receivable Purchase Agreement, dated June 27, 2003, as amended by a Modification Agreement, dated July 29, 2003, as amended by a Modification Agreement, dated May 14, 2004, as amended by a Modification Agreement, dated May 18, 2004, as may be further amended from time to time. (the "Purchase Agreement"). Defined terms used but not otherwise defined herein shall have the same meanings as in the Purchase Agreement.

Hereinafter, all indebtedness owing by Seller to Purchaser shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Obligations is secured by the Collateral as described in the Purchase Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing A/R Purchase Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

         A. The definition of "Bridge Loan Amount" in Section 1 of the Purchase Agreement is hereby amended to read as follows:

         "Bridge Loan Amount" is Advances of up to $1,500,000.

         B. Section 2.2 of the Purchase Agreement is hereby amended, in part, to delete the words ONE MILLION EIGHT HUNDRED SEVENTY FIVE THOUSAND and NO/100 Dollars ($1,875,000.00) in the last sentence and replace then with the words TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00).

         C. Section 2A(a) of the Purchase Agreement is hereby amended in its entirety to read as follows:

                  (a) Buyer will make Bridge Loan Advances on the Bridge Loan Amount, with $750,000 of such Bridge Loan Amount available immediately, and an additional $750,000 available upon receipt by Buyer of a Letter of Intent, with terms acceptable to Buyer, in its sole discretion, executed by the applicable Seller(s) and a third-party purchaser, for the sale of either all of the stock of, or substantially all of the assets of, Go Software, Inc. (the "Go Software Sale"). Amounts borrowed under this Section may not be reborrowed during the term of this Agreement.

         D. Section 2A(c) of the Purchase Agreement is hereby amended in its entirety to read as follows:

                  (c) Borrower will pay interest on outstanding Bridge Loan Advances at a rate equal to 1.50% per month ("Bridge Loan Payment"). The Bridge Loan Payment shall be due on the Reconciliation Date. Payments received after noon, pacific time, are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional interest shall accrue. Borrower's final Bridge Loan Payment, which is due on the earlier of (i) November 27, 2004 or (ii) the date of the closing of the GO Software Sale, shall include all outstanding principal and accrued interest on the Bridge Loan.

         E. Section 2A(d) of the Purchase Agreement is hereby amended, in part, to delete the period at the end of subsection (iv), insert a semicolon in its place, and add the following to the end of such Section:

                  (v) At the time when outstanding Advances first exceed $1,000,000, a fee of $15,000.00;

                  (vi) At the time when outstanding Advances first exceed $1,250,000, a fee of $20,000.00.

         In the event the Bridge Loan is not repaid in full on or before November 27, 2004 (the "Due Date"), Purchaser shall pay Seller a Success Fee (in addition to any Success Fees payable above) of $10,000, due and payable the first Business Day after the Due Date (the "Payment Date"). For each week, or partial week, thereafter that the Bridge Loan has not been paid in full, Purchaser shall pay an additional Success Fee, increasing by $2,500 each week from the previous week's Success Fee ($12,500 week two, $15,000 week three, etc), due and payable weekly from the Payment Date.

         F. Section 3.2 of the Purchase Agreement is hereby amended, in part, to change "one and thirty-five one hundredths percent (1.35%)" to "one and one half percent (1.50%)".

4. CONSISTENT CHANGES. The Existing A/R Purchase Documents are hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF DOCUMENTATION FEES. Borrower shall pay a Legal Documentation Fee of Eight Hundred Fifty Dollars ($850.00), plus all out-of-pocket expenses.

6. NO DEFENSES OF SELLER. Seller agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Seller understands and agrees that in modifying the existing Indebtedness, Purchaser is relying upon Seller's representations, warranties, and agreements, as set forth in the Existing A/R Purchase Documents. Except as expressly modified pursuant to this Modification Agreement, the terms of the Existing A/R Purchase Documents remain unchanged and in full force and effect. Purchaser' agreement to modifications to the existing Indebtedness pursuant to this Modification Agreement in no way shall obligate Purchaser to make any future modifications to the Indebtedness. Nothing in this Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Purchaser and Seller to retain as liable parties all makers and endorsers of Existing A/R Purchase Documents, unless the party is expressly released by Purchaser in writing. No maker, endorser, or guarantor will be released by virtue of this Modification Agreement. The terms of this paragraph apply not only to this Modification Agreement, but also to all subsequent modification agreements.

8. CONDITIONS. The effectiveness of this Modification Agreement is conditioned upon the following:

         A. Purchaser's receipt of this Modification Agreement duly executed by the Seller; and

         B. Payment of Legal Documentation Fees.

This Modification Agreement is executed as of the date first written above.

SELLER:                                          PURCHASER:

RETURN ON INVESTMENT CORPORATION                 SILICON VALLEY BANK

By:  /s/ Sherwin Krug                            By: /s/ Steven J. DiPasquale
   -----------------------------------------        ----------------------------
Name: Sherwin Krug                               Name: Steven J. DiPasquale
      --------------------------------------          --------------------------
Title:Chief Financial Officer                    Title: Vice President
      --------------------------------------            ------------------------

GO SOFTWARE, INC.

By: /s/ Sherwin Krug
   -----------------------------------------
Name: Sherwin Krug
     ---------------------------------------
Title: Chief Financial Officer
      --------------------------------------

TECTONIC SOLUTIONS, INC.

By: /s/ Sherwin Krug
   -----------------------------------------
Name: Sherwin Krug
     ---------------------------------------
Title: Chief Financial Officer
      --------------------------------------

          ACCOUNTS RECEIVABLE PURCHASE AGREEMENT MODIFICATION AGREEMENT

         This Modification Agreement is entered into as of November 12, 2004, by and between Return on Investment Corporation, Tectonic Solutions, Inc. and Go Software, Inc. (collectively, the "Seller") and Silicon Valley Bank ("Purchaser").

1. DESCRIPTION OF EXISTING FACILITY: Seller and Purchaser have entered into an Accounts Receivable Purchase Agreement, dated June 27, 2003, as amended by a Modification Agreement, dated July 29, 2003, as amended by a Modification Agreement, dated May 14, 2004, as amended by a Modification Agreement, dated May 18, 2004, as amended by a Modification Agreement, dated August 2, 2004 as may be further amended from time to time. (the "Purchase Agreement"). Defined terms used but not otherwise defined herein shall have the same meanings as in the Purchase Agreement.

Hereinafter, all indebtedness owing by Seller to Purchaser shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Obligations is secured by the Collateral as described in the Purchase Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing A/R Purchase Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

         A. Section 2A(c) of the Purchase Agreement is hereby amended, in part, to delete the last sentence of such Section in its entirety and replace it with the following:

                  Seller's final Bridge Loan Payment is due on the earlier of
         (i) December 31, 2004 or (ii) the date of the closing of the GO Software Sale (the "Original Maturity Date"); provided, however, that if Seller executes a definitive agreement for the GO Software Sale and receives no less than $750,000 in additional debt financing (provided, further, that each provider of such debt financing shall have entered into Buyer's standard Subordination Agreement), in each instance no later than November 30, 2004, then Seller's final Bridge Loan Payment due date shall be extended to January 31, 2005 (the "Extended Maturity Date"). Such final Bridge Loan Payment shall include all outstanding principal and accrued interest on the Bridge Loan.

         B. Section 2A(d) of the Purchase Agreement is hereby amended in its entirety to read as follows:

                  (d) In addition to the Bridge Loan Payment, Seller shall pay to Buyer a "Success Fee" of $75,000 if Seller makes its final Bridge Loan Payment on the Original Maturity Date or $170,000 is Seller makes its final Bridge Loan Payment on the Extended Maturity Date.

4. CONSISTENT CHANGES. The Existing A/R Purchase Documents are hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF MODIFICATION AND DOCUMENTATION FEES. Borrower shall pay a Modification Fee of Ten Thousand Dollars ($10,000.00) and a Legal Documentation Fee of Seven Hundred Dollars ($700.00), plus all out-of-pocket expenses.

6. NO DEFENSES OF SELLER. Seller agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Seller understands and agrees that in modifying the existing Indebtedness, Purchaser is relying upon Seller's representations, warranties, and agreements, as set forth in the Existing A/R Purchase Documents. Except as expressly modified pursuant to this Modification Agreement, the terms of the Existing A/R Purchase Documents remain unchanged and in full force and effect. Purchaser' agreement to modifications to the existing Indebtedness pursuant to this Modification Agreement in no way shall obligate Purchaser to make any future modifications to the Indebtedness. Nothing in this Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Purchaser and Seller to retain as liable parties all makers and endorsers of Existing A/R Purchase Documents, unless the party is expressly released by Purchaser in writing. No maker, endorser, or guarantor will be released by virtue of this Modification Agreement. The terms of this paragraph apply not only to this Modification Agreement, but also to all subsequent modification agreements.

8. CONDITIONS. The effectiveness of this Modification Agreement is conditioned upon the following:

         A. Purchaser's receipt of this Modification Agreement duly executed by the Seller; and

         B. Payment of Legal Documentation Fees.

This Modification Agreement is executed as of the date first written above.

SELLER:                                          PURCHASER:

RETURN ON INVESTMENT CORPORATION                 SILICON VALLEY BANK

By:  /s/ Sherwin Krug                            By: /s/ Dale Kirkland
   -----------------------------------------         ---------------------------
Name: Sherwin Krug                               Name: Dale Kirkland
      --------------------------------------         ---------------------------
Title:Chief Financial Officer                    Title: Senior Vice President
      --------------------------------------           -------------------------

GO SOFTWARE, INC.

By: /s/ Sherwin Krug
   -----------------------------------------
Name: Sherwin Krug
     ---------------------------------------
Title: Chief Financial Officer
      --------------------------------------

TECTONIC SOLUTIONS, INC.

By: /s/ Sherwin Krug
   -----------------------------------------
Name: Sherwin Krug
     ---------------------------------------
Title: Chief Financial Officer
      --------------------------------------


                                       2